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                                    EXHIBIT 1

                JOINT FILING AGREEMENT BETWEEN THE FILING PERSONS


         The undersigned parties hereby agree that the Schedule 13D filed herewith (and any amendments thereto) relating to the stock of Elite Information Group, Inc. is being filed jointly with the Securities and Exchange Commission pursuant to Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, on behalf of each such person.


         Dated: December 17, 1999.



                                        /s/ Barry Emerson
                                        ----------------------------------------
                                        Barry Emerson


                                        /s/ Alan Rich
                                        ----------------------------------------
                                        Alan Rich


                                        /s/ David A. Finley
                                        ----------------------------------------
                                        David A. Finley


                                        /s/ Roger Noall
                                        ----------------------------------------
                                        Roger Noall


                                        /s/ Christopher K. Poole
                                        ----------------------------------------
                                        Christopher K. Poole

                                        PAR Investment Partners, L.P.
                                        By: PAR Group, L.P., its general partner
                                            By: Par Capital Management, Inc.
                                                Its general partner


                                        /s/ Arthur G. Epker III
                                        ----------------------------------------
                                        Arthur G. Epker III, Vice President


                                        /s/ William G. Seymour
                                        ----------------------------------------
                                        William G. Seymour